                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of          April 24, 2000
earliest event reported)
                                 ----------------------------------------------

                               Equity Marketing, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                       23346                      13-3534145
------------------------   ------------------------   -------------------------
(State or other            (Commission File Number)          (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)

        6330 San Vicente Boulevard, Los Angeles, California               90048
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             (Address of principal executive offices)                (Zip Code)

Registrant's telephone
number, including area code                           (323) 932-4300
                                                 ------------------------------

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         (Former name or former address, if changed since last report.)




                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS.

          Reference is made to the press release of the registrant, issued on April 20, 2000, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

(B)  PRO FORMA FINANCIAL INFORMATION.

          None.

(C)  EXHIBITS.


EXHIBIT NO.            DESCRIPTION
------------           -------------
Exhibit 99.1           Press Release of Equity Marketing, Inc. issued on April
                       20, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EQUITY MARKETING, INC.
                                                 ------------------------------
                                                         (Registrant)

Date       April 24, 2000                        /s/ Leland P. Smith
           -----------------------------         ------------------------------
                                                           (Signature)
                                                 Leland P. Smith
                                                 Senior Vice President, General
                                                 Counsel and Secretary

                                  EXHIBIT INDEX




EXHIBIT NO.            DESCRIPTION
------------           -------------
Exhibit 99.1           Press Release of Equity Marketing, Inc. issued on April
                       20, 2000.